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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) of Misonix, Inc. pertaining to the 1996 Employee Incentive Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan of our report dated August 9, 1996, with respect to the consolidated financial statements of Misonix, Inc. included in the Annual Report (Form 10-KSB) for the year ended June 30, 1996.

                                                   /s/ Ernst & Young LLP

Melville, New York
March 21, 1997

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